united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/15

Item 1. Reports to Stockholders.

Monte Chesapeake Macro Strategies Fund

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Class I Shares (Symbol: MHBIX)

Annual Report

November 30, 2015

1-855-542-4642

Distributed by Northern Lights Distributors, LLC

Member FINRA

Monte Chesapeake Macro Strategies Fund

Dear Shareholder,

For the short term fixed income portion during the 12 month period ended 5/31/2015, the assets were invested in institutional money-market funds, and short to medium term fixed income Exchange Traded Funds (“ETFS”) and Mutual Funds. The short term fixed income portfolio will continue to diversify further across these instruments as the assets in the fund grow. The objective for this portion of the portfolio is to maximize interest earnings on excess cash while balancing credit and yield curve risk. (3) For the managed futures portion of the strategy, the fund accesses 2 programs managed by Chesapeake Capital, a registered Commodity Trading Advisor: The Diversified Program and the Long Short Stock Program. The programs continue to employ a disciplined systematic trading style by primarily implementing a trend-following (4) approach that uses the Managed Futures Manager’s proprietary computerized trading models that emphasize mathematical and quantitative techniques to identify and exploit intermediate and long-term price trends. Multiple trading models are utilized to seek to obtain potential beneficial returns and provide an important level of diversification. The fund invests across a broad array of global markets including fixed income, equity indices, single stock futures, commodities and currencies from both the long and short (5) sides of the market The systematic multi model based program incorporates a disciplined and robust risk management system. For the 12 months ended November 30, 2015, Class A shares were -2.59%, A with load: -7.90%; Class C shares -2.51% and Class I shares -2.22%. This compares to a primary benchmark for the fund, the Barclay Global Macro Index which was +3.99% (1). During the same period, the S&P 500 was +2.75% (2). A dividend in the amount of $0.0786 per share was paid on December 17, reflecting income on short to medium term fixed income holdings.

The first quarter of the fiscal year was profitable for the fund led by December 2014 as the majority of sectors traded experienced gains. The financial sectors were particularly strong helped by a long position in surging US dollar against the euro and Scandinavian currencies and the Russian Ruble. Fixed income also performed well with rising global long term bond prices providing positive returns. Although the commodities experienced some weakness in the meats and grains, this was more than offset by the short positions in falling energy contracts which were beneficial to the short positions held. These positions continued to be profitable through January 2015. The Swiss Franc had an unprecedented move during the month when the Swiss National Bank removed the cap against the Euro currency, sending the Swiss Franc higher against both the Euro and the US Dollar. On the commodity front, performance was relatively flat as price movements struggled to develop. Losses in metals and meats were slightly offset by gains in the grains and energies. Our short positions in Brent Crude and London Gas Oil were the main contributors in the energy sector gains as prices continued lower. Performance was flat in February as gains in stocks were offset by losses in energies and interest rates. A rally in the energy sector adversely effected the fund’s short positions while a selloff in the global bond market, particularly in Europe and the US, hurt the long positions. Equities shook off their weakness from the past couple of months and posted positive returns in February. European stocks benefited from the announcement of a stimulus plan in mid-January while US equities rallied on the notion of a rate increase in a few months, which indicated that the US economy is doing well.

The second quarter started off profitable in March with a majority of sectors finishing in the black. Currencies continued to contribute the most on the strength of the US Dollar, particularly against the Mexican Peso, Norwegian Krone, and Brazilian Real. Weakness in the Euro currency against the US Dollar, Canadian Dollar and Swiss Franc also proved beneficial. This weakness was brought on by the European Central Bank’s asset buying program. Other positive sectors included interest rates and energies where most of the markets in these two sectors finished in positive territory. Losses for the month were concentrated in the stock sector as equities drifted lower in March. Although the stocks had a negative impact on the portfolio, the fixed income and currency exposure was more than able to offset this. Even the commodity sector, as a whole, posted gains for the month. April was a difficult month as most sectors posted negative returns. Reversals or stalls in recent trends in currencies, interest rates and energies led to the poor performance. The worst performing sector was the currencies where weak data in the US had investors worried that the Federal Reserve may not raise interest rates as quickly as had been expected. In fixed income, global bond prices fell as the Greek crisis continued to threaten growth in the European Union. Finally, in energies, a decrease in production and smaller stockpiles of crude oil caused the entire complex to rally. After a challenging April, the Fund enjoyed positive performance in May as most sectors finished in the black. Currencies were the biggest contributor with our long US dollar positions benefiting from a rally in the greenback. Softs also performed well led by our sugar and Robusta coffee positions. Weakness in these markets helped the short positions. The greatest losses came from fixed income. However, the financial sector as a whole performed well due to positive performance in stocks and currencies. Metals were also profitable on the back of weaker copper and aluminum prices. The losses in April outweighed the gains in March and May to have the fund have a slightly negative second quarter.

The losses suffered in May continued through the third quarter as Macro events saw many markets reverse earlier sustained price trends which went against the fund’s positions in June. All financial markets which started the year in positive territory reversed: In June, Chinese stocks suffered significantly, experiencing the worst three-week decline in over twenty years. European markets also declined as the weight of the potential exit of Greece from the European Union dragged prices lower. The contagion was felt in US markets as they ended the month in negative territory as well. The fixed income sector also struggled as global prices declined in the US, Australia and Europe during the month. The fund’s long dollar position softened, particularly against the Euro and British Pound. Commodity sector overall remained unchanged. June’s turbulence in global markets subsided in July as markets returned to previous trends and the fund achieved positive results in all sectors in July. The return to longer term price trends were most evident in the commodity markets as the energy, agricultural and metal sectors were leading contributors to the positive performance in July. June’s turbulence and challenge returned in August. A declining stock market weighed on performance as this went against the fund’s long positions. While a soft oil market, which traded down to a six year low, and weak corporate earnings had a negative impact on equities, concerns over an economic slowdown in China was the catalyst for falling global stock markets. Currencies also performed poorly as a rally in the Euro against most major currencies had an adverse effect on the fund’s short positions. Fixed income was our best performing sector as we benefited from higher bond prices, particularly in Australia and Japan. While most of the commodity sectors were relatively unchanged for the month we did realize a profit in the grains. Wheat prices fell during the month due to a large global supply.

The profitable fourth quarter started off with a positive September, recording gains in the Fixed Income, Foreign Currency and Commodity sectors which outweighed losses in the equity sector. There was continued focus on the Chinese economic slowdown and the next move in interest rates from the US Federal Reserve. The markets reacted with volatility to headlines in anticipation of the potential for a US interest rate policy change, dragging down US equities and commodities and strengthening the fund’s long dollar position, most notably against emerging market currencies. Fixed income continued to be one of the best performing sector benefitting from the global trend of higher bond prices. The commodity sector was also profitable as the fund’s short positions in the energy and metals continued to gain as prices slumped on concerns of a global economic slowdown. Performance was marginally lower in October as all sectors floated into losing positions. Currencies posted the worst performance on weakness in the US Dollar particularly against the New Zealand Dollar, British Pound and Mexican Peso. Fixed income also finished lower on the month due to declining prices in ten year notes in the US, Britain and Canada. In commodities, performance was somewhat lower across the board. A rally in platinum and palladium weighed on the metals while weakness in oil led to a small profit in the energies. Stocks finished in the down as losses in Asian indices overshadowed gains in Europe. During November, the last month of the fiscal year, the fund returned to positive territory as most sectors were profitable. The Federal Reserve took center stage once again after a strong jobs report fueled speculation that the central bank will raise rates at their December meeting. The notion of higher interest rates weighed on treasury prices as fixed income was the only sector to finish in negative territory. All of the fund’s bond positions except the Long Gilt, the British 10 year bond, finished lower in November. Commodities were our best performer led by the metals. The fund’s continued short position in platinum, which is used in vehicles to treat emissions, profited as the metal fell significantly due to the Volkswagen scandal. Palladium, which is also used in vehicles, declined on fears of a slowdown in China, the world’s largest car market. The fund’s currency sector had a strong showing in November. While the short Australian Dollar position was hurt by a rise in that currency, this was more than offset by continued long US Dollar exposure against the Euro, British Pound, Swiss Fran and Japanese Yen. The equity sector also finished positive as the fund profited from short positions in emerging markets and Taiwan.

We thank you for your support of the Monte Chesapeake Macro Strategies Fund.

Sincerely,

Annette A. Cazenave

CIO, Mutual Funds, Monte Capital Group

(1)	Effective July 14, 2015, the Fund changed its primary benchmark from the BTOP 50 Index to the Barclays Global Macro Index, to align better with the neutral state of the Fund’s revised investment strategy. Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

The Barclay Global Macro Index is an unmanaged index that tracks the performance of approximately 175 global macro funds. The Index performance is calculated as soon as the monthly returns for the underlying funds are recorded. Only funds that provide Barclay with net returns are included in the index calculation. §Estimated performance for November 2015 calculated with reported data from 155 funds as of January 13, 2016. At this writing Barclay has indicated the 12 month index figure calculated of 3.99% is estimated. Investing in an Index is not possible. http://www.barclayhedge.com/research/indices/ghs/Global_Macro_Index.html

(2)	S&P: refers to the Standard & Poor’s 500 Index. The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(3)	Yield: refers to the actual interest received on a fixed income instrument

(4)	Trend-following refers to a an investment style which attempts to identify price trends

(5)	Long refers to an initial market position taken with a purchase. Short: refers to a market position taken with a sale.

5052-NLD-01/20/2016

Monte Chesapeake Macro Strategies Fund

PORTFOLIO REVIEW (Unaudited)

November 30, 2015

The Fund’s performance figures* for the periods ending November 30, 2015, compared to its benchmark:

		Annualized
			Since Inception
	One Year	Three Year	December 16, 2011
Monte Chesapeake Macro Strategies Fund - Class A	(2.59)%	(1.79)%	(4.66)%
Monte Chesapeake Macro Strategies Fund- Class A with load **	(7.90)%	(3.63)%	(6.00)%
Monte Chesapeake Macro Strategies Fund - Class I	(2.22)%	(1.47)%	(4.42)%
Monte Chesapeake Macro Strategies Fund - Class C	(2.51)%	(2.19)%	(5.04)%
The Barclays Global Macro Index ***	4.05%	4.54%	3.83%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 9.35%, 7.92% and 4.48% for Class A, Class C and Class I, respectively per the July 14, 2015 prospectus. For performance information current to the most recent month-end, please call 1-855-542-4642.

**	Fund return is calculated using the maximum sales charge of 5.50%.

***	Global Macro managers carry long and short positions in any of the world’s major capital or derivative markets. These positions reflect their views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets.

Comparison of the Change in Value of a $10,000 Investment | December 16, 2011– November 30, 2015

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.50%.

Holdings by type of investment	% of Net Assets
Open Ended Mutual Funds	33.0%
Money Market Fund	17.5%
Exchange Traded Fund	14.4%
Alternative Investment	12.9%
Other Assets Less Liabilities	22.2%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Monte Chesapeake Macro Strategies Fund
Consolidated Portfolio of Investments
November 30, 2015

Shares		Value
	ALTERNATIVE INVESTMENT - 12.9%
37,914	Chesapeake Long Short Fund LLC (Cost - $3,739,000)	$3,560,385

	EXCHANGE TRADED FUND - 14.4%
	DEBT FUND - 14.4%
49,902	Vanguard Short - Term Corporate Bond ETF (Cost - $3,999,925)	3,969,205

	OPEN ENDED MUTUAL FUNDS - 33.0%
	DEBT FUNDS - 33.0%
207,329	BlackRock Low Duration Bond Portfolio	1,998,649
268,090	BMO Short - Term Income Fund	2,503,965
443,192	MassMutual Premier Short - Duration Bond Fund	4,622,487
	TOTAL OPEN ENDED MUTUAL FUNDS (Cost - $9,145,394)	9,125,101

	SHORT-TERM INVESTMENTS - 17.5%
	MONEY MARKET FUND - 17.5%
4,849,642	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.07% (a,b)
	(Cost - $4,849,642)	4,849,642

	TOTAL INVESTMENTS - 77.8% (Cost - $21,733,961) (c)	$21,504,333
	OTHER ASSETS LESS LIABILITIES - 22.2%	6,124,893
	NET ASSETS - 100.0%	$27,629,226

ETF -	Exchange Traded Fund

(a)	All or portion of this instrument is a holding of MHB Fund Limited.

(b)	Variable rate security. Interest rate is as of November 30, 2015.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,729,279 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(224,946)
Net Unrealized Depreciation:	$(224,946)

SWAP CONTRACTS (a)

Total return swaps with Deutsche Bank AG, London Branch. The swaps provide exposure to the total returns on a basket of indexes that are calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of indexes including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swaps, the notional allocation to each index, and the mix of indexes. In addition, the swap value includes an annual fee of 0.75% payable to Deutsche Bank accrued on the notional level of the swaps. The following Deutsche Bank total return swap was open as of November 30, 2015:

					Unrealized
Counterparty	Reference Index	Maturity Date	Pay/Receive	Notional Value	Depreciation
Deutsche Bank Swap	MHB Chesapekae Diversified Index	5/18/2020	Receive	$23,098,315	$(618,401)

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Statement of Assets and Liabilities
November 30, 2015

ASSETS
Investment securities:
At cost	$21,733,961
At value	$21,504,333
Deposit with broker for swaps	6,624,000
Receivable for swap transactions	98,314
Interest receivable	5,326
Prepaid expenses	58,901
TOTAL ASSETS	28,290,874

LIABILITIES
Unrealized depreciation on swap contracts	618,401
Investment advisory fees payable	2,934
Distribution (12b-1) fees payable	550
Payable for Fund shares redeemed	190
Accrued expenses and other liabilities	28,547
Related party payable	11,026
TOTAL LIABILITIES	661,648
NET ASSETS	$27,629,226

NET ASSETS CONSIST OF:
Paid in capital	28,622,358
Undistributed net investment income	4,659
Accumulated net realized loss on investments and swaps	(149,762)
Net unrealized depreciation of investments and swaps	(848,029)
NET ASSETS	$27,629,226

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$1,952,839
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	235,803
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$8.28
Maximum offering price per share (maximum sales charge of 5.50%) (a,b)	$8.76

Class C Shares:
Net Assets	$62,794
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	7,708
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.15

Class I Shares:
Net Assets	$25,613,593
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,065,184
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.36

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Statement of Operations
For the Year Ended November 30, 2015

INVESTMENT INCOME
Interest (net of foreign withholding tax of $33)	$7,543
Dividends	73,961
TOTAL INVESTMENT INCOME	81,504

EXPENSES
Investment advisory fees	187,103
Legal fees	77,405
Transfer agent fees	48,967
Registration fees	48,165
Administrative services fees	30,216
Accounting services fees	27,817
Compliance officer fees	17,594
Audit fees	17,502
Shareholder reporting expenses	15,898
Trustees fees and expenses	8,511
Custodian fees	6,198
Distribution (12b-1) fees:
Class A	3,224
Class C	238
Insurance expense	1,003
Other expenses	4,123
TOTAL EXPENSES	493,964

Less: Fees waived by the Advisor	(148,454)

NET EXPENSES	345,510

NET INVESTMENT LOSS	(264,006)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Investments	433,124
Swaps	98,314
Net Realized Gain	531,438

Net change in unrealized appreciation (depreciation) on:
Investments	(270,577)
Swaps	(618,401)
Net Change in Unrealized Appreciation (Depreciation)	(888,978)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP TRANSACTIONS	(357,540)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(621,546)

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	November 30, 2015	November 30, 2014

FROM OPERATIONS
Net investment loss	$(264,006)	(83,321)
Net realized gain (loss) from investments and swaps	531,438	(339,498)
Net change in unrealized appreciation (depreciation) on investments and swaps	(888,978)	8,691
Net decrease in net assets resulting from operations	(621,546)	(414,128)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,732,563	1,045,272
Class C	64,855	—
Class I	31,314,984	10,030,000
Redemption fee proceeds:
Class A	13	737
Class I	184	7
Payments for shares redeemed:
Class A	(990,952)	(5,495,877)
Class C	—	(3,245)
Class I	(15,236,797)	—
Net increase in net assets from shares of beneficial interest	16,884,850	5,576,894

TOTAL INCREASE IN NET ASSETS	16,263,304	5,162,766

NET ASSETS
Beginning of Year	11,365,922	6,203,156
End of Year^	$27,629,226	$11,365,922
^ Includes accumulated net investment income (loss) of:	$4,659	$(73,027)

SHARE ACTIVITY
Class A:
Shares Sold	202,343	119,293
Shares Redeemed	(115,907)	(649,773)
Net increase (decrease) in shares of beneficial interest outstanding	86,436	(530,480)

Class C:
Shares Sold	7,698	—
Shares Redeemed	—	(380)
Net increase (decrease) in shares of beneficial interest outstanding	7,698	(380)

Class I:
Shares Sold	3,641,365	1,178,576
Shares Redeemed	(1,757,455)	—
Net increase in shares of beneficial interest outstanding	1,883,910	1,178,576

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net asset value, beginning of year/period	$8.50	$9.08	$8.74	$10.00
Activity from investment operations:
Net investment loss (b)	(0.13)	(0.17)	(0.17)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.09)	(0.41)	0.51	(1.20)
Total from investment operations	(0.22)	(0.58)	0.34	(1.26)
Paid-in-Capital From Redemption Fees (c)	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$8.28	$8.50	$9.08	$8.74
Total return (d)	(2.59)%	(6.39)%	3.89%	(12.60	)% (e)
Net assets, at end of year/period (000s)	$1,953	$1,269	$6,175	$53
Ratio of gross expenses to average net assets (f,g)	2.76%	9.22%	9.28%	251.19	% (h)
Ratio of net expenses to average net assets (g)	2.00%	2.00%	2.00%	0.71	% (h)
Ratio of net investment loss to average net assets (g)	(1.56)%	(1.93)%	(1.85)%	(0.60	)% (h)
Portfolio Turnover Rate	107%	181%	176%	0	% (e)

(a)	The Monte Chesapeake Macro Strategies Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(h)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class C
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net asset value, beginning of year/period	$8.36	$8.98	$8.71	$10.00
Activity from investment operations:
Net investment loss (b)	(0.17)	(0.23)	(0.23)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.04)	(0.39)	0.50	(1.19)
Total from investment operations	(0.21)	(0.62)	0.27	(1.29)
Paid-in-Capital From Redemption Fees	—	—	0.00 (c)	—
Net asset value, end of year/period	$8.15	$8.36	$8.98	$8.71
Total return (d)	(2.51)%	(6.90)%	3.10%	(12.90	)% (e)
Net assets, at end of year/period (000s)	$63	$0 (f)	$4	$14
Ratio of gross expenses to average net assets (g,h)	3.51%	7.79%	25.04%	235.35	% (i)
Ratio of net expenses to average net assets (h)	2.75%	2.75%	2.75%	1.16	% (i)
Ratio of net investment loss to average net assets (h)	(2.12)%	(2.69)%	(2.63)%	(1.05	)% (i)
Portfolio Turnover Rate	107%	181%	176%	0	% (e)

(a)	The Monte Chesapeake Macro Strategies Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Actual amount of net assets is $84 for the year ended November 30, 2014

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(h)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(i)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net asset value, beginning of year/period	$8.55	$9.11	$8.74	$10.00
Activity from investment operations:
Net investment loss (b)	(0.11)	(0.14)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.08)	(0.42)	0.52	(1.13)
Total from investment operations	(0.19)	(0.56)	0.37	(1.26)
Paid-in-Capital From Redemption Fees	0.00 (c)	0.00 (c)	0.00 (c)	—
Net asset value, end of year/period	$8.36	$8.55	$9.11	$8.74
Total return (d)	(2.22)%	(6.15)%	4.23%	(12.60	)% (e)
Net assets, at end of year/period (000s)	$25,614	$10,097	$25	$437
Ratio of gross expenses to average net assets (f,g)	2.51%	4.35%	16.29%	88.13	% (h)
Ratio of net expenses to average net assets (g)	1.75%	1.75%	1.75%	1.63	% (h)
Ratio of net investment loss to average net assets (g)	(1.33)%	(1.67)%	(1.62)%	(1.50	)% (h)
Portfolio Turnover Rate	107%	181%	176%	0	% (e)

(a)	The Monte Chesapeake Macro Strategies Fund commenced operations on December 16, 2011.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Represent less than $0.01 per share.

(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(e)	Not Annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(g)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(h)	Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
November 30, 2015

1.	ORGANIZATION

The Monte Chesapeake Macro Strategies Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is income and capital appreciation. The Fund commenced operations on December 16, 2011.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares and are offered at net asset value. Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are normally allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open ended investment companies are valued at net asset value.

MHB Fund Limited (“MHB Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund. Monte Capital Group, LLC (the “Advisor”) fair values MHB Ltd. And the underlying investments daily. The daily valuation is based on the current positions. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV. The Advisor receives a daily estimated profit and loss figure from the counterparty which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the accounting agent to further review valuation. The Advisor then makes a final determination on the fair value, using the Advisor’s estimate. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.

The Fund may hold securities, such as private investments, securities, or temporarily interests in commodity pools, other non-traded illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Value – The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2015 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Alternative Investment	$—	$3,560,385	$—	$3,560,385
Exchange Traded Fund	3,969,205	—	—	3,969,205
Open Ended Mutual Funds	9,125,101	—	—	9,125,101
Money Market Funds	4,849,642	—	—	4,849,642
Total Assets	$17,943,948	$3,560,385	$—	$21,504,333

Liabilities
Swaps		$618,401	$—	$618,401

*	Refer to the Consolidated Portfolio of Investments for industry classifications

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. As of November 30, 2015, the net change in unrealized depreciation on the swap contract was $618,401. For the year ended November 30, 2015, the Fund had realized gains of $98,314 from swap contracts. The net unrealized depreciation on swap contracts of $618,401 is disclosed on the consolidated statement of assets and liabilities

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MHB Ltd., a controlled foreign corporation (“CFC”) and wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in MHB Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. A summary of the Fund’s investment in MHB Ltd. is as follows:

	Inception Date of	MHB Net Assets at	% Of Net Assets at
	MHB Ltd.	November 30, 2015	November 30, 2015
MHB Ltd.	7/30/2012	$6,104,649	22.1%

Security Transactions and Investment Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually in December. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for 2012 through 2014 or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHB Ltd. is an exempted Cayman investment company. MHB Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHB Ltd. is a controlled foreign corporation (“CFC”) and as such is not subject to U.S. income tax. However, a portion of MHB

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended November 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $24,840,288 and $9,495,593, respectively.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities at November 30, 2015.

Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities

	Gross Amounts of	Gross Amounts Offset in	Net Amounts of Liabilities
	Recognized	the Statement of Assets &	Presented in the Statement of	Financial	Cash Collateral
	Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged *	Net Amount
Swaps	$(618,401)	$—	$(618,401)	$—	$618,401	$—

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of November 30, 2015:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Total Return Swaps	Unrealized depreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of November 30, 2015:

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

Liability Derivatives Investment Value
Derivative Investment Type	Swaps
Commodity Contracts	$618,401

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended November 30, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Commodity Contracts	Net realized gain (loss) from swaps
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended November 30, 2015:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	November 30, 2015
Swaps	$98,314	$98,314

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
		Total for the
		Year Ended
Derivative Investment Type	Commodity Risk	November 30, 2015
Swaps	$(618,401)	$(618,401)

The notional value of the derivative instruments outstanding as of November 30, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, (“Deutsche) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Monte Capital Group, LLC serves as the Fund’s investment advisor. Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Fund’s average daily net assets. For the year ended November 30, 2015, the Advisor earned advisory fees of $187,103.

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% for Class A, Class C and Class I, respectively; until at least March 31, 2017, and then will not exceed 3.00%, 3.75% and 2.75% for Class A, Class C and Class I, respectively; until at least March 31, 2026, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This voluntary limitation may be discontinued without notice at any time. As of November 30, 2015, the Advisor waived 148,454 of expenses. Cumulative expenses subject to the aforementioned conditions will expire November 30 of the following years:

2017	$278,980
2018	148,454
$427,434

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily assets of the Fund’s Class A shares and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Fund pays Distributors to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year ended November 30, 2015 pursuant to the Plan, Class A and Class C shares paid $3,224, and $238, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. During the year ended November 30, 2015, the Distributor received $2,061 in underwriting commissions for sales of Class A, of which $199 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Monte Chesapeake Macro Strategies Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
November 30, 2015

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS would receive customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended November 30, 2015, the Fund assessed $13 and $184 for Class A and Class I, respectively.

6.	TAX COMPONENTS OF CAPITAL

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Other	Total
Ordinary	Long-Term	Carry	& Late year	Appreciation/	Book/Tax	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$169,451	$—	$—	$—	$(224,946)	$(937,637)	$(993,132)

The difference between book basis and tax basis accumulated net investment income/(loss) and accumulated net realized gain/(loss) from investments is primarily attributable to tax adjustments for private partnerships and for the Fund’s wholly owned subsidiary.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains and tax adjustments for private partnerships, resulted in reclassification for the year ended November 30, 2015, as follows:

Paid	Undistributed	Accumulated
in	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$341,692	$(341,692)

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirements to categorize within the fair value hierarchy measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The practical expedient allows entities to estimate the fair value of certain investments by using the NAV per share as of their measurement date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Monte Chesapeake Macro Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities of Monte Chesapeake Macro Strategies Fund and its subsidiary, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of November 30, 2015, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period December 16, 2011 (commencement of operations) through November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Monte Chesapeake Macro Strategies Fund and its subsidiary, as of November 30, 2015, and the results of their consolidated operations for the year then ended, and the consolidated changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the three years in the period then ended and the for the period December 16, 2011 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

Monte Chesapeake Macro Strategies Fund
EXPENSE EXAMPLES
November 30, 2015 (Unaudited)

As a shareholder of the Monte Chesapeake Macro Strategies Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Monte Chesapeake Macro Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 through November 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Monte Chesapeake Macro Strategies Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized	Beginning Account	Ending	Expense Paid
	Expense	Value	Account Value	During Period*
Actual	Ratio	6/1/15	11/30/15	6/1/15 – 11/30/15
Class A	2.00%	$1,000.00	$935.60	$9.70
Class C	2.75%	$1,000.00	$932.50	$13.32
Class I	1.75%	$1,000.00	$937.20	$8.50

	Annualized	Beginning Account	Ending	Expense Paid
Hypothetical	Expense	Value	Account Value	During Period*
(5% return before expenses)	Ratio	6/1/15	11/30/15	6/1/15 - 11/30/15
Class A	2.00%	$1,000.00	$1,015.04	$10.10
Class C	2.75%	$1,000.00	$1,011.28	$13.87
Class I	1.75%	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Monte Chesapeake Macro Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	30	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	29	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	29	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	29	Orizon Investment Counsel (financial services company) Board Member

Monte Chesapeake Macro Strategies Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust	29	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642.

11/30/15-NLII-V1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR
Monte Capital Group, LLC
11 Broadway
New York, N.Y. 10004

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $14,000

2015 - $14,000

(b)	Audit-Related Fees

2014 - None

2015 - None

(c)	Tax Fees

2014 - $3,000

2015 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014 2015

Audit-Related Fees:      100% 100%

Tax Fees:      100% 100%

All Other Fees:      100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $14,000

2015 - $14,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 02/06/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 02/06/2016

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 02/06/2016